                                                                     EXHIBIT 4.2


INCORPORATED UNDER THE LAWS                  THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF TEXAS                       DALLAS, TEXAS AND NEW YORK, NEW YORK


COMMON STOCK                                                   CUSIP 844741 10 8

PAR VALUE $1.00 EACH                         SEE REVERSE FOR CERTAIN DEFINITIONS



                            SOUTHWEST AIRLINES CO.

THIS CERTIFIES THAT

                                   SPECIMEN

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

  Southwest Airlines Co. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registar.

  Witness the facsimile seal                        of the Corporation and the
facsimile signatures of its                          duly authorized officers.

                               [SEAL APPEARS HERE]

DATED:


      /s/ Herbert D. Kelleher        COUNTERSIGNED AND REGISTERED:
      CHAIRMAN OF THE BOARD          Continental Stock Transfer
              AND PRESIDENT          and Trust Co.                TRANSFER AGENT
                                                                   AND REGISTRAR


      /s/ Colleen C. Barrett                                AUTHORIZED SIGNATURE
                  SECRETARY

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                            SOUTHWEST AIRLINES CO.

         Reference is made to Article Four of the Articles of Incorporation of the corporation, and all amendments thereto, now or hereafter on file with the Secretary of State of the State of Texas, for a statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued by the Corporation and the denial of pre-emptive rights of shareholders.

         Copies of such Articles of Incorporation, as amended, are also on file with each Transfer Agent, and copies thereof may be obtained by any shareholder, without charge, from the Corporation or from any such Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

 TEN COM  -as tenants in common          UNIF GIFT MIN ACT--  .....Custodian....
 TEN ENT  -as tenants by the entireties                        (Cust)   (Minor)
 JT TEN   -as joint tenants with right                        under Uniform
           of survivorship and not as                         Gifts to Minors
           tenants in common                                  Act..........
                                                                  (State)
              Additional abbreviations may also be used though not in the above list.

         For Value Received, _________________________________ hereby sell, assign and transfer unto

[_________________]_____________________________________________________________
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSEE,
                       INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                ________________________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UP ON THE FACE OF THE CERTIFICATE
                        IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER